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                                                                 EXHIBIT 10.15.1

                     CUMMINGS PROPERTIES MANAGEMENT, INC.
                                 STANDARD FORM
                               COMMERCIAL LEASE

  In consideration of the covenants herein contained, Cummings Properties Management, Inc., hereinafter called LESSOR, does hereby lease to
Radio Telephone Systems, Inc. (a MA corp.), One McKinley Square, Boston, MA
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02109 hereinafter called LESSEE, the following described premises, hereinafter
-----
called the leased premises: approximately 8,913 square feet at 100 Sylvan Road,
                            ---------------------------------------------------
Woburn, MA 01801 Suite 400 TO HAVE AND HOLD the leased premises for a term of
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five (5) years commencing at noon on March 1, 1996 and ending at noon on
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February 38, 2001 unless sooner terminated as herein provided. LESSOR and LESSEE
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now covenant and agree that the following terms and conditions shall govern this lease during the term hereof and for such further time as LESSEE shall hold the leased premises.

1.   RENT.  LESSEE shall pay to LESSOR base rent at the rate of one hundred six
                                                                ---------------
thousand five hundred ten (106,510.00) U.S. dollars per year, drawn on a U.S.
--------------------------------------
bank, payable in advance in monthly installments of $8,875.83 on the first day
                                                    ---------
in each calendar month in advance, the first monthly payment to be made upon LESSEE's execution of this lease, including payment in advance of appropriate fractions of a monthly payment for any portion of a month at the commencement or end of said lease term. All payments shall be made to LESSOR or agent at 200 West Cummings Park, Woburn, Massachusetts 01001, or at such other place as LESSOR shall from time to time in writing designate. If the "Cost of Living" has increased as shown by the Consumer Price Index (Boston Massachusetts, all Items, all urban consumers), U.S. Bureau of Labor Statistics, the amount of base rent due during each calendar year of this lease and any extensions thereof shall be annually adjusted in proportion to any increase in the Index. All such adjustment shall take place with the rent due on January 1 of each year during the lease term. The base month from which to determine the amount of each increase in the Index shall be January 1996, which figure shall be compared with
                                         --
the figure for November 1996, and each November thereafter to determine the
                          --
percentage increase (if any) in the base rent to be paid during the following calendar year. In the event that the Consumer Price Index as presently computed is discontinued as a measure of "Cost of Living" changes, any adjustment shall then be made on the basis of a comparable index than in general use.

2. SECURITY DEPOSIT. LESSEE shall pay to LESSOR a security deposit in the amount of seventeen thousand (17,000.00) dollars upon the execution of this
          ------------------------------
lease by LESSEE, which shall be held as security for LESSEE's performance as herein provided and refunded to LESSEE without interest at the end of this lease subject to LESSEE's satisfactory compliance with the conditions hereof. LESSEE may not apply the security deposit to payment of the last month's rent, in the event of any default or breach of this lease by LESSEE, LESSOR shall immediately apply the security deposit first to any unamortized improvements completed for LESSEE's occupancy, then to offset any outstanding invoice or other payment due to LESSOR, with the balance applied to outstanding rent. If all or any portion of the security deposit is applied to cure a default or breach during the term of the lease. LESSEE shall be responsible for restoring said deposit forthwith and failure to do so shall be considered a substantial default under the lease. LESSEE's failure to remit the full security deposit or any portion thereof when due shall also constitute a substantial lease default.

3. USE OF PREMISES. LESSEE shall use the leased premises only for the purpose of executive and administrative offices.
   ------------------------------------

4. ADDITIONAL RENT. LESSEE shall pay to LESSOR as additional rent a proportional share (based on square footage leased by LESSEE as compared with the total leaseable square footage of the building of which the leased premises are a part) of any increase in the real estate taxes levied against the land and building of which the leased premises are a part, whether such increase is caused by an increase in the tax rate, or the assessment on the property, or a change in the method of determining real estate taxes. LESSEE shall make payment within thirty days (30) of written notice from LESSOR that such increased taxes are payable, and any additional rent shall be prorated should the lease terminate before the end of any tax year. In the event that said building was not assessed as a complete building as of the aforementioned date, then the base assessment shall be as of the first date when the building is assessed as a complete structure.

5. UTILITIES. LESSOR shall provide equipment per LESSOR's building standard specifications to heat the leased premises in season and to cool all office areas between May 1 and November 1. LESSEE shall pay all charges for heat and electricity used on the leased premises.* LESSEE shall pay LESSOR for all water and sewer use as determined by a separate water meter serving the leased premises, and LESSEE shall pay LESSOR a proportionate share of any other fees and charges relating in any way to water or sewer use at the building. No plumbing, construction or electrical work of any type shall be done without LESSOR's prior written approval and the appropriate municipal permit.

6. COMPLIANCE WITH LAWS. LESSEE acknowledges that no trade, occupation, activity or work shall be conducted in the leased premises or use made thereof which may be unlawful, improper, noisy, offensive, or contrary to any applicable statute, regulation, ordinance or bylaw. LESSEE shall keep all employees working in the leased premises covered with Worker's Compensation Insurance and shall obtain any licenses and permits necessary for LESSEE's occupancy. LESSEE shall be responsible for causing the leased premises and any alterations by LESSEE which are allowed hereunder to be in full compliance with any applicable statute, regulation, ordinance or bylaw.

7. FIRE, CASUALTY, EMINENT DOMAIN. Should a substantial portion of the leased premises, or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and LESSEE may elect to terminate this lease if: (a) LESSOR fails to give written notice within thirty (30) days of intention to restore the leased premises, or (b) LESSOR fails to restore the leased premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking. LESSOR reserves all rights for damages or injury to the leased premises for the taking by eminent domain, except for the damage to LESSEE's property or equipment.

5. *as determined by separate meters serving the leased premises.

  27. GENERAL (a) The invalidity or unenforceability of any provision of this lease shall not affect or render invalid or unenforceable any other provision hereof. (b) The obligations of this lease shall run with the land, and this lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that LESSOR and OWNER shall be liable only for obligations occurring while lessor, owner, or master lessee of the premises. (c) Any action or proceeding arising out of the subject matter of this lease shall be brought by LESSEE within one year after the cause of action has occurred and only in a court of the Commonwealth of Massachusetts. (d) If LESSOR is acting under or as agent for any trust or corporation, the obligations of LESSOR shall be binding upon the trust or corporation, but not upon any trustee, officer, director, shareholder, or beneficiary of the trust or corporation individually. (e) If LESSOR is not the owner (OWNER) of the leased premises, LESSOR represents that said OWNER has agreed to be bound by the terms of this lease unless LESSEE is in default hereto. (f) This lease is made and delivered in the Commonwealth of Massachusetts, and shall be interpreted, construed, and enforced in accordance with the laws thereof. (g) This lease was the result of negotiations between parties of equal bargaining strength, and when executed by both parties shall constitute the entire agreement between sold parties. No other oral or written representation shall have any effect hereon, and this agreement may not be altered, extended or amended except by written agreement attached hereto or as otherwise provided herein. (h) Notwithstanding any other statements herein, LESSOR makes no warranty, express or implied,
                             --------------------------------------------
concerning the suitability of the leased premises for LESSEE's intended use. (i) LESSEE agrees that if LESSOR does not deliver possession of the leased premises as herein provided for any reason, LESSOR shall not be liable for any damages to LESSEE for such failure, but LESSOR agrees to use reasonable efforts to deliver possession to LESSEE at the earliest possible date, and a proportionate abatement of rent for such time as LESSEE may be deprived of possession said leased premises shall be LESSEE's sole remedy. (j) Neither the submission of this lease form, nor the prospective acceptance of the security deposit and/or rent shall constitute a reservation of or option for the leased premises, or any offer to lease, it being expressly understood and agreed that this lease shall not bind either party in any manner whatsoever until it has been executed by both parties. (k) LESSEE shall not be entitled to exercise any option contained herein if LESSEE is in default of any forms or conditions hereof. (l) The headings in this lease are for convenience only and shall not be considered part of the terms hereof. (m) No endorsement by LESSEE on any check shall bind LESSOR in any way.

  28. SECURITY AGREEMENT. LESSEE hereby grants LESSOR a continuing security interest in all existing or hereafter acquired property of LESSEE which is in the leased premises to secure the payment of rent, the cost of leasehold improvements, and the performance of any other obligations of LESSEE under this lease. Default in the payment or performance of any of LESSEE's obligations hereunder is a default under this Security Agreement, and shall entitle LESSOR to immediately exercise all of the rights and remedies of a Secured Party under the Uniform Commerical Code. LESSEE also agrees to execute a UCC-1 Financing Statement and any other financing agreement required by LESSOR in connection with this security interest.

  29. WAIVERS, ETC. No consent or waiver, express or implied, by LESSOR, to or of any breach of any covenant, condition or duty of LESSEE shall be construed as a consent or waiver to or of any other breach of the same or any other covenant, condition or duty. If LESSEE is several persons, several corporations or a partnership, LESSEE's obligations are joint or partnership and also several. Unless repugnant to the context, "LESSOR" and "LESSEE" mean the person or persons, natural or corporate, named above as LESSOR and as LESSEE respectively, and their respective heirs, executors, administrators, successors and assigns.

  31. ADDITIONAL PROVISIONS. (Continued on attached rider if necessary._


                             - See Attached Rider-




IN WITNESS WHEREOF, LESSOR AND LESSEE have hereunto set their hands and common seals and intend to be legally bound hereby this 29th day of February
1996.

LESSOR: CUMMINGS PROPERTIES MANAGEMENT, INC.    LESSEE: RADIO TELEPHONE SYSTEMS,
INC.

     By: /s/ James McKeown                  By: /s/ Robert J. Sullivan
        --------------------------------       ------------------------------


                                   GUARANTY

IN CONSIDERATION of the making of the above lease by Cummings Properties Management, Inc. with Radio Telephone Systems, Inc.
                      ---------------------------------------------------------
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at the request of the undersigned and in reliance of this guaranty, the undersigned (GUARANTOR) hereby personally guarantees the prompt payment of rent by LESSEE and the performance by LESSEE of all terms, conditions, covenants and agreements of the lease, any amendments (hereto and any extensions or assignments thereof, and the undersigned promises to pay all expenses, including reasonable attorney's fees, incurred by LESSOR in enforcing all obligations of LESSEE under the lease or incurred by LESSOR in enforcing this guaranty. LESSOR's consent to any assignments, subleases, amendments and extensions by LESSEE or to any compromise or release of LESSEE's liability hereunder, with or without notice to the undersigned, or LESSOR's failure to notify the undersigned of any default and/or reinstallment of the lease by LESSEE, shall not relieve the undersigned from liability as GUARANTOR.

IN WITNESS WHEREOF, the undersigned GUARANTOR has hereunto set his/her/its hand and common seal intending to be legally bound hereby this ____ day of _______ 19__.


                                               X _______________________________

                                 STANDARD FORM
                                RIDER TO LEASE


The following additional provisions are incorporated into and made a part of the attached lease.

A. * With reference to Section 15 hereinabove, LESSEE shall include LESSOR and OWNER on LESSEE's comprehensive general liability policy as additional insureds using standard endorsement 150 Form CO 20 26 11 85 or another form approved in advance by LESSOR.

B. LESSOR at LESSEE's expense of $6,500.00 to be paid by LESSEE upon execution of this lease, shall construct standard open office space in the approximately 5,000 square foot area marked "Space A" on the mutually agreed upon plan attached hereto before or about the time LESSEE takes possession of the leased premises.

C. In addition, LESSOR at LESSOR's expense shall construct standard office space within the established area marked "Space B" within sixty (60) days of a mutually agreed upon plan for said Space B with equivalent or less office partitioning as shown on the attached preliminary plan. Said space shall be air conditioned for normal office use, carpeted and completed with painted drywall partitions, acoustical tile ceilings, recessed lighting, chrome pendent fire protection sprinklers, and 110V convenience electrical wall outlets at regular intervals. Notwithstanding the delayed completion date of "Space D." LESSEE's obligation to pay rent hereunder for the entire leased premises shall commence as of March 1, 1996 or upon substantial completion of the modifications described in Paragraph B above for "Space A," whichever is later.

D. * Notwithstanding monthly rent as provided in Section 1 herein, LESSEE may deduct $4,892.53 per month from each monthly rental payment due from March 1, 1996 through May 30, 1996 (only) provided LESSOR resolves each such monthly payment on or before the first day of the month for which that rent is due and LESSEE is not otherwise in default of the lease or in arrears of any rent or invoice payment. Time is of the essence.

E. * LESSEE shall have access to the leased premises seven (7) days per week, twenty-four (24) hours per day. LESSEE acknowledges and agrees that LESSOR has no responsibility for providing any security services for the leased premises, and LESSEE assumes any and all risks arising out of this unlimited access provision.

F. * The maximum, cumulative "Cost of Living" interest during the initial term of the lease (only) shall not exceed an average of five percent (5%) per calendar year.

G. * In the event this lease is terminated and LESSEE pays LESSOR accelerated rent in accordance with the provisions of Section 19 herein, LESSOR agrees to make reasonable efforts to re-let the leased premises and otherwise mitigate its damages resulting from such termination. LESSOR shall credit LESSEE for any rents actually received by LESSOR over the balance of the lease term minus any costs incurred by LESSOR in re-letting the premises. LESSOR's failure to re-let the leased premises despite LESSOR's reasonable efforts shall not limit LESSEE's liability hereunder.

H. * LESSEE shall have the right to assign this lease or sublet the leased premises to an affiliated corporation, namely a corporation in which LESSEE owns at least fifty percent interest, which owns at least a fifty percent interest in LESSEE, with which LESSEE merges or which is formed as a result of a merger or consolidation involving LESSEE, without further consent from LESSOR, provided LESSEE so notifies LESSOR in writing to that effect on a timely basis. The provisions of Section 10 shall govern said assignment in all other respects.

I. * Provided LESSEE is not then in default of this lease or in arrears of any rent or invoice payment, LESSEE shall have the right to extend this lease, including all terms, conditions, extensions, etc., for one additional period of five (5) years ("the extended lease term") by serving LESSOR with written notice of its desire to so extend the lease. The time for serving such written notice shall be not more than twelve (12) months or less than six (6) months prior to the expiration of the initial lease term. Time is of the essence.

J. The base rent during the extended lease term shall be the lesser of the following: (1) the adjusted have rent provided in Section 1, plus all "Cost of Living" adjustments through January 1, 2001 in accordance with Section 1; or (2) LESSOR's published annual rental rate for similar office space as of January 1, 2001 times the number of square feet leased. The base month from which to determine the amount of each "Cost of Living" adjustment during the extended lease term shall be changed to January 2001, the "comparison" month shall be changed to November 2001, and the first adjustment during the extended lease term shall take place with the rent due on January 1, 2002. Section 1 shall continue to apply in all other respects during the extended lease term.

K. Consistent with LESSOR's usual efforts to accommodate the growth and expansion of existing tenants, prior to initial leasing to others, LESSOR shall endeavor to keep LESSEE informed of the status of interest by others in the presently vacant space which is continuous to and on the same floor as the leased premises. It is specifically understood, however, that said space is available on a "first come, first served" basis and that LESSOR's failure to inform or notify LESSEE prior to leasing said space or any portion thereof to others shall not in any way constitute a default or breach of LESSOR's obligations under this lease and shall not impose any liability on LESSOR.


LESSOR: CUMMINGS PROPERTIES MANAGEMENT, INC.


  By: /s/ James McKeown
     ---------------------------------------
                                   President

  Date:   February 29, 1996
       -------------------------------------


LESSEE: RADIO TELEPHONE SYSTEMS, INC.


  By: /s/ Robert J. Sullivan
     ---------------------------------------